UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2024
Regional Health Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)
Georgia	001-33135	81-5166048
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
1050 Crown Pointe Parkway
Suite 720
Atlanta, Georgia 30338
(Address of Principal Executive Offices, and Zip Code)
(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHE	NYSE American
Series A Redeemable Preferred Shares, no par value	RHE-PA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 22, 2024, Regional Health Properties, Inc. (the “Company”) and Erin Property Holdings, LLC (the “Borrower”) entered into two Forbearance Agreements (the “Forbearance Agreements”) with Cadence Bank, N.A. (the “Lender”) relating to certain defaults by the Company and the Borrower under the loan agreements in the principal amount of $5,000,000 due on July 27, 2036 (the “USDA Note”) and the principal amount of $800,000 due on July 27, 2036 (the “SBA Note” and, together with the USDA Note, the “Notes”) that were issued by the Borrower to the Company to reflect payment obligations pursuant to the Security Agreement, dated as of July 27, 2011 (the “Security Agreement”), between the Borrower and the Lender.

Pursuant to the Forbearance Agreements, (a) the Borrower agreed to make payments of $318,044.21 toward the USDA Note, $47,871.52 toward the SBA Note and $22,000 for estimated attorney fees incurred by the Lender no later than November 22, 2024, and (b) the Company and the Lender agreed, subject to the terms and conditions set forth in the Forbearance Agreements, to forbear from exercising its rights and remedies on account of the failure by the Company and the Borrower to pay the amounts due under the USDA Note and SBA Note by the expiration of the period (“Forebearance Period”) of May 22, 2025.

During the Forebearance Period, the Company and the Borrower shall make monthly payments of principal and interest in accordance with the terms of the USDA Note and the SBA Note with interest continuing to accrue in accordance with the terms of the Notes which amounts shall remain the obligation of the Company and the Borrower.

The remaining balances of the USDA Note and the SBA Note will be due at the end of the Forebearance Period and include all principal, interest, late charges and statutory attorney's fees.

The description of the Forbearance Agreements set forth herein is qualified in its entirety by reference to the full text of the Forbearance Agreements, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Forbearance Agreement, dated as of November 22, 2024, by and among the Company, the Borrower and the Lender regarding the USDA Note
10.2	Forbearance Agreement, dated as of November 22, 2024, by and among the Company, the Borrower and the Lender regarding the SBA Note
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONAL HEALTH PROPERTIES, INC.
Date: November 29, 2024	/s/ Brent Morrison
Brent Morrison
Chairman, Chief Executive Officer and President